Exhibit 32

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002



The undersigned, William C. Weldon, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1)the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2003 (the "Report) fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934;
         and

     (2)the   information  contained  in  the  Report   fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



                                   __/s/ William C. Weldon__
                                   William C. Weldon
                                   Chief Executive Officer


Dated:  November 11, 2003



             CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002




The undersigned, Robert J. Darretta, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2003 (the "Report) fully complies with the requirements of
          Section  13(a)  of the Securities  Exchange  Act  of
          1934; and

     (2) the   information  contained  in  the  Report  fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



                                   _/s/ Robert J.Darretta__
                                   Robert J. Darretta
                                   Chief Financial Officer


Dated:  November 11, 2003